UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	January 17, 2012

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

The Procter & Gamble Company (the "Company") changed its segment reporting structure during the quarter ended December 31, 2011.  This Form 8-K provides pro forma historical segment results for the three months ended September 30, 2011, December 31, 2010, and September 30, 2010, as well as for the six months ended December 31, 2010 reflecting the change in the reporting structure of the Company.  This information in no way revises or restates the Consolidated Statement of Earnings, Consolidated Balance Sheet, Consolidated Statement of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2012 Changes to Global Business Unit (GBU) Structure
Effective during the quarter ended December 31, 2011, we implemented a number of changes to our organization structure within the Beauty & Grooming GBU, which resulted in changes to the components of the Beauty reportable segment and the Grooming reportable segment.  These two segments transitioned from consumer-oriented to product-oriented segment breakouts.  As a result, female blades and razors transitioned from Beauty to Grooming, while Old Spice and Gillette male personal care products moved from Grooming to Beauty.

The above changes will be reflected in the consolidated financial statements and segment reporting beginning in fiscal year 2012, starting with the Form 10-Q for the three months ended December 31, 2011.  In advance of the Form 10-Q filing, this document provides pro forma consolidated earnings information and quarterly sales and profit information for the affected segments for the three months ended September 30, 2011, December 31, 2010, and September 30, 2010, as well as for the six months ended December 31, 2010.

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Consolidated Earnings Information

	Three Months Ended September 30, 2010
	Previously Reported			Revised
		Earnings Before			Earnings Before
	Net Sales	Income Taxes	Net Earnings	Net Sales	Income Taxes	Net Earnings

Beauty	$ 4,929	$ 1,081	$ 829	$ 4,862	$ 1,018	$ 779

Grooming	1,898	524	398	1,965	587	448

Health Care	2,984	741	495	2,984	741	495

Snacks and Pet Care	709	77	54	709	77	54

Fabric Care and Home Care	6,297	1,417	937	6,297	1,417	937

Baby Care and Family Care	3,652	749	470	3,652	749	470

Corporate	(347)	(307)	(102)	(347)	(307)	(102)
Total Company	$ 20,122	$ 4,282	$ 3,081	$ 20,122	$ 4,282	$ 3,081

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Consolidated Earnings Information

	Three Months Ended December 31, 2010
	Previously Reported			Revised
		Earnings Before			Earnings Before
	Net Sales	Income Taxes	Net Earnings	Net Sales	Income Taxes	Net Earnings

Beauty	$ 5,290	$ 1,141	$ 896	$ 5,279	$ 1,112	$ 872

Grooming	2,164	635	482	2,175	664	506

Health Care	3,138	779	531	3,138	779	531

Snacks and Pet Care	798	93	67	798	93	67

Fabric Care and Home Care	6,308	1,165	758	6,308	1,165	758

Baby Care and Family Care	3,930	802	502	3,930	802	502

Corporate	(281)	(554)	97	(281)	(554)	97
Total Company	$ 21,347	$ 4,061	$ 3,333	$ 21,347	$ 4,061	$ 3,333

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Consolidated Earnings Information

	Six Months Ended December 31, 2010
	Previously Reported			Revised
		Earnings Before			Earnings Before
	Net Sales	Income Taxes	Net Earnings	Net Sales	Income Taxes	Net Earnings

Beauty	$ 10,219	$ 2,222	$ 1,725	$ 10,141	$ 2,130	$ 1,651

Grooming	4,062	1,159	880	4,140	1,251	954

Health Care	6,122	1,520	1,026	6,122	1,520	1,026

Snacks and Pet Care	1,507	170	121	1,507	170	121

Fabric Care and Home Care	12,605	2,582	1,695	12,605	2,582	1,695

Baby Care and Family Care	7,582	1,551	972	7,582	1,551	972

Corporate	(628)	(861)	(5)	(628)	(861)	(5)
Total Company	$ 41,469	$ 8,343	$ 6,414	$ 41,469	$ 8,343	$ 6,414

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Consolidated Earnings Information

	Three Months Ended September 30, 2011
	Previously Reported			Revised
		Earnings Before			Earnings Before
	Net Sales	Income Taxes	Net Earnings	Net Sales	Income Taxes	Net Earnings

Beauty	$ 5,390	$ 991	$ 731	$ 5,315	$ 928	$ 683

Grooming	2,093	576	438	2,168	639	486

Health Care	3,291	800	542	3,291	800	542

Snacks and Pet Care	776	90	62	776	90	62

Fabric Care and Home Care	6,681	1,263	805	6,681	1,263	805

Baby Care and Family Care	4,079	792	494	4,079	792	494

Corporate	(393)	(417)	(48)	(393)	(417)	(48)
Total Company	$ 21,917	$ 4,095	$ 3,024	$ 21,917	$ 4,095	$ 3,024

This 8-K is furnished pursuant to Item 7.01 "Regulation FD Disclosure".

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Susan S. Whaley
           Susan S. Whaley
           Assistant Secretary
           January 17, 2012